Exhibit 10.1

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This First Amendment to NOTE PURCHASE Agreement (this "First Amendment") is made and dated as of December 29, 2010 by and among Oxygen Biotherapeutics, Inc., a Delaware corporation (the "Company"), and the purchasers (individually, a "Purchaser" and collectively, the "Purchasers") listed on Exhibit A to the Note Purchase Agreement dated as of October 12, 2010 (the "Agreement"). The Company and the Purchasers are collectively referred to herein as the "Parties." Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties entered into the Agreement and now desire to amend the Agreement.

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein and of other good and valuable consideration, the receipt and legal sufficiency of which they hereby acknowledge, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Amendments to Agreement.

(a) The first recital of the Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

"WHEREAS, the Company desires to enter into this Agreement with the Purchasers to issue and sell Five Million Dollars ($5,000,000) of promissory notes in substantially the form attached hereto as Exhibit B (individually, a "Note," and collectively the "Notes"); and

(b) Section 2.1 of the Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

2.1 Closings. The purchase and sale of the Notes (the "Closing" and the date upon which such Closing occurs, the "Closing Date") shall occur as set forth below. At its option the Company may elect to issue and sell Notes to different Purchasers, up to an aggregate amount not to exceed the Maximum Offering Amount, at separate closings hereunder as set forth on Exhibit A, each of which shall be referred to as a "Closing" and the date upon which any such Closing occurs, a "Closing Date." The Company and the Purchasers agree that the Notes to be issued in each Closing shall be sold pursuant to and subject to the provisions of this Agreement, modified solely to reflect the date of such Closing and principal amount of such Note.

(c) Exhibit A to the Agreement shall be, and it hereby is, replaced in its entirety by Exhibit A to this First Amendment.

2. Reference to and Effect on the Agreement.

(a) From and after the effective date hereof each reference in the Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Agreement, and each reference in any agreement to be delivered in connection with the Closing under the Agreement to the "Agreement," "thereunder," "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

(b) Except as specifically amended above, the Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

4. Governing Law. This First Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina without regard to any applicable conflicts of law.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

Oxygen Biotherapeutics, Inc.

By: /s/ Chris J. Stern

Name: Chris J. Stern

Title: Chief Executive Officer

By: /s/ Michael B. Jebsen

Name: Michael B. Jebsen

Title: Chief Financial Officer

JP SPC 1 Vatea, Segregated Portfolio

By: /s/ Gregory Pepin

Name: Gregory Pepin

Title: Investment Manager

Exhibit A
Purchaser	Closing Date	Amount of Note
JP SPC 1 Vatea, Segregated Portfolio Rue du Borgeaud, 10b Gland, Switzerland 1196	December 31, 2010 or earlier	$1,600,000
	January 15, 2011	400,000
	January 31, 2011	600,000
	February 25, 2011	800,000
	March 25, 2011	800,000
	April 25, 2011	800,000
	TOTAL	$5,000,000